UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2022

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 14, 2022, Grom Social Enterprises, Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”) virtually, via live webcast.

As of the close of business on May 17, 2022, the record date for the Annual Meeting (the “Record Date”), there were 18,760,403 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), each of which is entitled to one vote per share with an aggregate of 18,760,403 votes and 9,360,809 shares of the Company’s Series C Preferred Stock (the “Series C Stock”), each of which is entitled to 1.5625 votes per share with an aggregate of 14,626,264 votes constituting all of the outstanding and entitled to vote of the Company.

At the Annual Meeting, the holders of 5,851,474 shares of the Common Stock representing 5,851,474 votes and holders of shares 9,360,809 of the Series C Stock representing 14,626,264 votes were represented in person or by proxy constituting a quorum, equivalent to approximately 61.34% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1.The four nominees for director were elected to serve a one-year term as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Vote
Darren Marks	15,946,808	0	146,555	4,384,375
Norman Rosenthal	15,890,778	0	202,585	4,384,375
Robert Stevens	15,920,181	0	173,182	4,384,375
Dr. Thomas Rutherford	15,930,321	0	163,042	4,384,375

2. The proposal to ratify the appointment of Rosenberg Rich Baker Berman P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
20,034,781	203,231	0	239,726

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: July 15, 2022	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

3